UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2010
KEYNOTE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-27241	94-3226488

(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, CA	94404

(Address of principal executive offices)	(Zip Code)
(650) 403-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b)
     On January 22, 2010, David Cowan, a member of the Board of Directors of Keynote Systems, Inc., informed the Board that he did not intend to stand for re-election to the Board at the 2010 Annual Meeting of Stockholders. Effective on the date of the 2010 Annual Meeting of Stockholders, the size of the Board of Directors will be reduced to six members.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.
Date: January 28, 2010	By:	/s/ Andrew Hamer
Andrew Hamer
Vice President and Chief Financial Officer